EXHIBIT 99.1

Harrow Announces Second Quarter 2024 Financial Results

Second Quarter 2024 and Recent Selected Highlights:

●	Record revenues of $48.9 million
●	GAAP net loss of $(6.5) million
●	Adjusted EBITDA of $8.8 million
●	Cash and cash equivalents of $71.0 million as of June 30, 2024
●	IHEEZO® customer unit demand volume increased by 98% from the first quarter of 2024
●	IHEEZO supply agreements total 24 agreements to date in 2024, including a recent win with the largest and highest volume U.S. retina practice group
●	VEVYE® total prescriptions increased by 212% from the first quarter of 2024
●	Anterior Segment revenues up over 40% from the first quarter of 2024
●	Record quarterly revenues from Harrow’s ImprimisRx subsidiary

NASHVILLE, Tenn., August 7, 2024 – Harrow (Nasdaq: HROW), a leading North American eyecare pharmaceutical company, announced results for the second quarter and six months ended June 30, 2024. The Company also posted its second quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com. The Company encourages all Harrow stockholders to review these documents, which provide additional details concerning the historical quarterly period and future expectations for the business.

“The second quarter of 2024 marked a financial and operational turning point for Harrow, with revenues surging 46% compared to the same quarter last year and 42% over the previous quarter,” said Mark L. Baum, Chief Executive Officer of Harrow. “This remarkable growth, which was years in the making, was driven by exceptional performance across all Harrow business segments, most notably IHEEZO and VEVYE. Our team also continues to advance the relaunch of TRIESENCE® during 2024, with initial analytical test results for the second process performance qualification (PPQ) batch demonstrating in-specification results and the third PPQ batch scheduled to be manufactured in a matter of days. This outstanding quarterly report is a testament to the dedication of the entire Harrow Family, which is being continuously strengthened by the addition of experienced and motivated high-impact individuals. We are excited about where we are today, confident that we are poised for, and expect to achieve, further revenue and profitability expansion in the coming quarters and years.”

Second quarter 2024 figures of merit:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Total revenues	$48,939,000	$33,470,000	$83,526,000	$59,573,000
Gross margin	74%	70%	72%	69%
Core gross margin(1)	79%	78%	77%	77%
Net loss	(6,473,000)	(4,229,000)	(20,038,000)	(10,872,000)
Core net loss(1)	(2,047,000)	(494,000)	(11,836,000)	(1,536,000)
Adjusted EBITDA(1)	8,803,000	11,005,000	9,030,000	16,347,000
Basic and diluted net loss per share	(0.18)	(0.14)	(0.56)	(0.36)
Core basic and diluted net loss per share(1)	(0.06)	(0.02)	(0.33)	(0.05)

(1)	Core gross margin, core net loss, core basic and diluted net loss per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.

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Harrow Announces Second Quarter 2024 Financial Results

August 7, 2024

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast tomorrow morning, Thursday, August 8, 2024, at 8:00 a.m. Eastern time to discuss the second quarter 2024 results and provide a business update. Participants can access the live conference call via webcast on the “Investors” page of Harrow’s website. To participate via telephone, please register in advance using this link. Upon registration, all telephone participants will receive a confirmation email with detailed instructions, including a unique dial-in number and PIN, for accessing the call. A replay of the conference call webcast will be archived on the Company’s website for one year.

About Harrow

Harrow, Inc. (Nasdaq: HROW) is a leading eyecare pharmaceutical company engaged in the discovery, development, and commercialization of innovative ophthalmic pharmaceutical products for the North American market. Harrow helps eyecare professionals preserve the gift of sight by making its comprehensive portfolio of prescription and non-prescription pharmaceutical products accessible and affordable to millions of patients each year. For more information about Harrow, please visit harrow.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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Harrow Announces Second Quarter 2024 Financial Results

August 7, 2024

HARROW, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Cash and cash equivalents	$70,968,000	$74,085,000
All other current assets	68,422,000	65,397,000
Total current assets	139,390,000	139,482,000
All other assets	167,240,000	172,682,000
TOTAL ASSETS	$306,630,000	$312,164,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$53,551,000	$49,344,000
Loans payable, net of unamortized debt discount	185,023,000	183,172,000
All other liabilities	9,879,000	9,237,000
TOTAL LIABILITIES	248,453,000	241,753,000
TOTAL STOCKHOLDERS’ EQUITY	58,177,000	70,411,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$306,630,000	$312,164,000

HARROW, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
Total revenues	$48,939,000	$33,470,000	$83,526,000	$59,573,000
Cost of sales	12,539,000	10,000,000	23,092,000	18,271,000
Gross profit	36,400,000	23,470,000	60,434,000	41,302,000
Selling, general and administrative	31,817,000	19,957,000	60,630,000	35,845,000
Research and development	3,053,000	1,161,000	5,202,000	1,895,000
Total operating expenses	34,870,000	21,118,000	65,832,000	37,740,000
Income (loss) from operations	1,530,000	2,352,000	(5,398,000)	3,562,000
Total other expense, net	(7,348,000)	(6,596,000)	(13,985,000)	(14,737,000)
Income tax (expense) benefit	(655,000)	15,000	(655,000)	303,000
Net loss attributable to Harrow, Inc.	$(6,473,000)	$(4,229,000)	$(20,038,000)	$(10,872,000)
Net loss per share of common stock, basic and diluted	$(0.18)	$(0.14)	$(0.56)	$(0.36)

HARROW, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the Six Months Ended June 30,
	2024	2023
Net cash (used in) provided by:
Operating activities	$(7,374,000)	$(3,648,000)
Investing activities	4,993,000	(132,219,000)
Financing activities	(736,000)	62,351,000
Net change in cash and cash equivalents	(3,117,000)	(73,516,000)
Cash and cash equivalents at beginning of the period	74,085,000	96,270,000
Cash and cash equivalents at end of the period	$70,968,000	$22,754,000

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Harrow Announces Second Quarter 2024 Financial Results

August 7, 2024

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net loss, excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment loss (income), net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net loss. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net loss as a measure of operating performance or to net cash (used in) provided by operating, investing, or financing activities as a measure of ability to meet cash needs.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net loss, for the three months and six months ended June 30, 2024 and for the same periods in 2023:

HARROW, INC. RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
GAAP net loss	$(6,473,000)	$(4,229,000)	$(20,038,000)	$(10,872,000)
Stock-based compensation and expenses	4,271,000	5,412,000	8,440,000	7,045,000
Interest expense, net	5,471,000	5,704,000	10,886,000	10,451,000
Income taxes	655,000	(15,000)	655,000	(303,000)
Depreciation	453,000	398,000	885,000	690,000
Amortization of intangible assets	2,549,000	2,843,000	5,103,000	5,050,000
Investment loss (income), net	1,923,000	714,000	3,171,000	(1,328,000)
Other (income) expense, net	(46,000)	178,000	(72,000)	5,614,000 (1)
Adjusted EBITDA	$8,803,000	$11,005,000	$9,030,000	$16,347,000

(1)	Includes $5,465,000 for the loss on extinguishment of debt.

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Harrow Announces Second Quarter 2024 Financial Results

August 7, 2024

Core Results

Harrow Core Results, including core gross margin, core net loss, and core basic and diluted loss per share exclude (1) all amortization and impairment charges of intangible assets, excluding software development costs, (2) net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (FVPL), and preferred stock dividends, and (3) gains/losses on forgiveness of debt. In other periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, non-GAAP measures, to the most comparable GAAP measures for the three months and six months ended June 30, 2024 and for the same periods in 2023:

For the Three Months Ended June 30, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Other Items	Core Results
Gross profit	$36,400,000	$2,140,000	$-	$-	$38,540,000
Gross margin	74%				79%
Operating income	1,530,000	2,549,000	-	-	4,079,000
(Loss) income before taxes	(5,818,000)	2,549,000	1,923,000	(46,000)	(1,392,000)
Taxes	(655,000)	-	-	-	(655,000)
Net (loss) income	(6,473,000)	2,549,000	1,923,000	(46,000)	(2,047,000)
Basic and diluted loss per share ($)(1)	(0.18)				(0.06)
Weighted average number of shares of common stock outstanding, basic and diluted	35,618,977				35,618,977

For the Six Months Ended June 30, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Other Items	Core Results
Gross profit	$60,434,000	$4,280,000	$-	$-	$64,714,000
Gross margin	72%				77%
Operating loss	(5,398,000)	5,103,000	-	-	(295,000)
(Loss) income before taxes	(19,383,000)	5,103,000	3,171,000	(72,000)	(11,181,000)
Taxes	(655,000)	-	-	-	(655,000)
Net (loss) income	(20,038,000)	5,103,000	3,171,000	(72,000)	(11,836,000)
Basic and diluted loss per share ($)(1)	(0.56)				(0.33)
Weighted average number of shares of common stock outstanding, basic and diluted	35,544,312				35,544,312

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Harrow Announces Second Quarter 2024 Financial Results

August 7, 2024

For the Three Months Ended June 30, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Other Items	Core Results
Gross profit	$23,470,000	$2,649,000	$-	$-	$26,119,000
Gross margin	70%				78%
Operating income	2,352,000	2,843,000	-	-	5,195,000
(Loss) income before taxes	(4,244,000)	2,843,000	714,000	178,000	(509,000)
Taxes	15,000	-	-	-	15,000
Net (loss) income	(4,229,000)	2,843,000	714,000	178,000	(494,000)
Basic and diluted loss per share ($)(1)	(0.14)				(0.02)
Weighted average number of shares of common stock outstanding, basic and diluted	30,458,677				30,458,677

For the Six Months Ended June 30, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Other Items	Core Results
Gross profit	$41,302,000	$4,694,000	$-	$-	$45,996,000
Gross margin	69%				77%
Operating income	3,562,000	5,050,000	-	-	8,612,000
(Loss) income before taxes	(11,175,000)	5,050,000	(1,328,000)	5,614,000	(1,839,000)
Taxes	303,000	-	-	-	303,000
Net (loss) income	(10,872,000)	5,050,000	(1,328,000)	5,614,000	(1,536,000)
Basic and diluted loss per share ($)(1)	(0.36)				(0.05)
Weighted average number of shares of common stock outstanding, basic and diluted	30,379,354				30,379,354

(1)	Core basic and diluted loss per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted loss per share also contemplates dilutive shares associated with equity-based awards as described in Note 2 and elsewhere in the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

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